1 Investor Presentation January 11, 2008 www.bfcfinancial.com

2 Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. The reader should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC's internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. When considering those forward-looking statements, the reader should keep in mind the risks, uncertainties and other cautionary statements made in this presentation, including those made in our SEC filings. These risks are subject to change based on factors which are, in many instances, beyond the Company's control. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and the reader should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, real estate development, homebuilding, resort development and vacation ownership, restaurant and real estate investment banking and services industries, while other factors apply directly to us. These include, but are not limited to, the following risks and uncertainties associated with BFC: the impact of economic, competitive and other factors affecting the Company and its subsidiaries, and their operations, markets, products and services; that available cash may not be sufficient to make desired investments or pursue growth; that we may not be able to successfully execute our anticipated growth strategies; that BFC shareholders' interests may be diluted in transactions utilizing BFC stock for consideration and that investments in our subsidiaries may be diluted by transactions entered into by the subsidiaries; that the performance of entities in which the Company holds interests may not be as anticipated; that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made; adverse conditions in the stock market subject the Company's investments to equity pricing risks and impact the value of its investments; and that appropriate investment opportunities on reasonable terms and at reasonable prices may not be available. With respect to BankAtlantic Bancorp, the risks and uncertainties that may affect BankAtlantic Bancorp are: the impact of economic, competitive and other factors affecting BankAtlantic Bancorp and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of BankAtlantic's loans, a sustained downturn in the real estate market and other changes in the real estate markets in our trade area and where BankAtlantic's collateral is located; the quality of BankAtlantic's residential land acquisition and development loans (including "builder land bank loans," "land acquisition and development loans," and "land acquisition, development and construction loans") and conditions specifically in that market sector; the risks of additional charge offs, impairments and required increases in BankAtlantic's allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on its activities and the value of its assets; the value of BankAtlantic Bancorp's assets and on the ability of its borrowers to service their debt obligations; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of its expense discipline initiatives and the ability to achieve additional cost savings; the success of BankAtlantic's new store expansion program and achieving growth and profitability at the stores in the time frames anticipated, if at all; and the impact of the adoption of new accounting standards and the periodic testing of goodwill and other intangible assets for impairment; and past performance, actual or estimated new account openings and growth rates of deposit accounts and fee income generated as a result of these deposit accounts may not be indicative of future results. Additionally, BankAtlantic Bancorp acquired a significant investment in Stifel equity securities in connection with the Ryan Beck Holdings, Inc. sale subjecting it to the risk of the value of Stifel shares and warrants received varying over time, and the risk that no gain will be realized. The earn-out amounts payable under the agreement with Stifel are contingent upon the performance of individuals and divisions of Ryan Beck which are now under the exclusive control and direction of Stifel, and there is no assurance that BankAtlantic Bancorp will be entitled to receive any earn-out payments. With respect to Levitt, the risks and uncertainties that may affect Levitt are: the impact of economic, competitive and other factors affecting Levitt and its operations; the market for real estate in the areas where Levitt has developments, including the impact of market conditions on Levitt's margins and the fair value of its real estate inventory; the impact of market conditions for commercial property and whether the factors negatively impacting the homebuilding industry and residential real estate will impact the market for commercial property; effects of increases in interest rates and availability of credit to buyers of Levitt's real estate inventory; the realization of cost savings associated with reductions of workforce and the ability to limit overhead and costs commensurate with sales; the ability to obtain financing and to renew existing credit facilities on acceptable terms, if at all; the risk and uncertainties inherent in bankruptcy proceedings and the inability to predict the effect of Levitt and Sons' reorganization and/or liquidation process on Levitt Corporation and its results of operation and financial condition; Levitt and Sons' ability to develop, prosecute, confirm and consummate a plan of reorganization or liquidation, and Levitt and Sons' ability, through the Chapter 11 process, to reach agreement with its lenders or other third parties to complete unfinished projects, home and amenities, to consummate delayed closings or to otherwise maximize recovery for Levitt and Sons' customers and creditors; and Levitt's success at managing the risks involved in the foregoing. In addition to the risks and factors identified above and elsewhere in this document, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. Forward Looking Statements PLEASE READ CAREFULLY

Introduction

4 A diversified holding company based in Fort Lauderdale, Florida NYSE ARCA: BFF 45.1 million shares outstanding as of 11/2/07 (1) Management owns directly or indirectly 37% of the outstanding BFC shares (1) Interests in: Retail & commercial banking Regional investment bank & brokerage Master planned community development Commercial real estate investment firm Timeshare & vacation ownership International themed restaurant chain Overview (1) Shares outstanding at 11/2/07 are adjusted for the subsequent merger of I.R.E Realty Advisory Group ("I.R.E RAG") et. al.and BFC. In order to simplify the BFC's corporate structure, BFC merged with I.R.E. RAG, Levan Enterprises, Ltd. and I.R.E. Properties, Inc. I.R.E. RAG, which was approximately 45.5% owned by BFC, did not have any operations and its sole assets were 4,764,285 shares of BFC's Class A Stock and 500,000 shares of BFC's Class B Stock. The shareholders of I.R.E. RAG, other than BFC, were Levan Enterprises and I.R.E. Properties, each of which was an affiliate of Alan B. Levan, Chief Executive Officer, President and Chairman of the Board of Directors of the Company. Shares outstanding as of 11/2/07, according to BFC's Form 10-Q for the quarter ended 9/30/07, were 40,394,968 Class A shares and 7,104,079 Class B shares. The net effect of the merger was the cancellation of 2,162,985 Class A BFC shares and 227,000 Class B BFC shares.

5 Who is BFC? BFC is a diversified holding company with direct & indirect investments in established companies: Second largest bank headquartered in FL with $6.5 billion in assets and over 100 branches Holding Company Assets include southeastern-based master-planned community developer & an interest Bluegreen Corporation (see below) Homebuilder subsidiary filed a Chapter 11 petition and is in liquidation Well known Asian themed restaurant chain with 104 locations Timeshare resort company that provides owners access to over 40 resorts Investment banking and brokerage company with 171 offices located primarily throughout the Midwest and Mid-Atlantic regions Real estate investment banking, investment management and proprietary investment firm

6 Investment Highlights Experienced management team with significant level of ownership in the company High levels of voting interest in the portfolio of assets Controlling voting interest in BankAtlantic Bancorp and Levitt Corporation 18% voting interest in Benihana 31% voting interest in Bluegreen (through Levitt) Key management and/or board positions - BankAtlantic, Levitt, Bluegreen and Benihana BFC structured with no material guarantees of obligations of key subsidiaries and currently has no outstanding debt Key assets located in Florida and Southeast region Value proposition: Key publicly-traded assets held by BFC trading at or near 48 month lows BFC trading at a discount to net asset value

7 BFC's Strategy Invest in and acquire mid-market operating businesses Flexible investment horizon Prefer control investments and outright acquisitions Diverse industries Use cash and/or BFC stock for acquisitions

8 Preferred Investment Situations Public or private companies Divestiture of subsidiary by larger company Family business seeking to monetize holdings but preserve management and legacy Going private transactions and management buyouts Change of control transactions Significant minority purchases in special situations

9 Alan B. Levan Chairman and CEO of BFC and its predecessors since 1978 Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and its predecessors since 1987 Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG) John E. Abdo Vice Chairman of BFC since 1993 and Director since 1988 Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987 Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990 Alan B. Levan John E. Abdo Phil Bakes BFC Management Team Phil Bakes Managing Director of BFC since January 2004 President and founder of a Florida and New York-based advisory and merchant banking firm from 1990-2004, and various firm-led endeavors, including a leisure travel consolidation enterprise, 1999-2003 President/CEO of two major U.S. airlines from 1983 to 1990 Prior to business career from 1973-1980, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency

10 Business Approach Create long-term shareholder value Leverage management's investment track record Network of business executives, entrepreneurs and intermediaries generates deal flow and potential new opportunities Long-term investment philosophy and flexible approach to exits differentiate BFC from most other financial buyers Partner with experienced management teams who want to manage for the long-term Invest in sound platforms with long-term sustainability consistent with the investment philosophy Invest in situations where various factors have limited pre-acquisition growth Support management teams by providing: Board oversight and corporate governance Financing assistance Strategic planning Investment expertise and counsel Respect, patience and loyalty

11 BFC Portfolio

BFC Investments

13 BFC's Current Major Investments BankAtlantic Bancorp Retail & Commercial Banking 1985 Core Communities Master Plan Community Land Developer 1997 Bluegreen Corporation Vacation Ownership 2001 & 2002 Levitt Corporation Holding Company 2003 & 2007 Benihana Inc. Restaurant Chain 2004 & 2005 Cypress Creek Capital Real Estate Investment 2004 Stifel Financial 1 Investment Bank & Brokerage 2007 Notes: BankAtlantic Bancorp acquired Ryan Beck & Co., a regional investment bank, in 1998. BankAtlantic Bancorp sold Ryan Beck & Co. to Stifel Financial Corporation for stock and other consideration on February 28, 2007.

Creating the Platform NYSE: BBX www.bankatlanticbancorp.com

15 Overview Founded in 1952 Over 100 branches open 7 days a week $6.5 billion in assets and $4.0 billion in deposits as of 9/30/2007 BFC owns approximately 24% of BankAtlantic Bancorp, representing 56% of total voting power

16 BankAtlantic Footprint

17 3/31/2005 6/31/05 9/31/05 12/31/2005 3/31/2006 6/31/06 9/31/06 12/31/2006 YTD 2007 thru 9/30/07 2007 Estimate Existing Stores 71 73 73 74 75 77 79 82 88 88 New Stores for Period 2 0 1 1 2 2 3 6 13 20 BankAtlantic New Store Growth Store Expansion Since 2005 108 73 73 74 75 77 79 82 88 101

18 BankAtlantic New Core Deposit Accounts(1) 2001 2002 2003 2004 2005 2006 YTD 9/30/2007 NEW LOW COST DEP 43000 99000 145000 166000 226000 270000 200000 Compound Growth 44.4% Core deposits include DDA, NOW and savings deposit accounts held by individuals and business customers.

Diversification

NYSE: LEV www.levittcorporation.com

21 Overview of Levitt Corporation Holding Company: Core Communities Bluegreen Corporation (NYSE: BXG) - Levitt owns 9.5 million shares Cash position at 9/30/07 (adjusted for 10/1 rights offering): $189 million BFC owns approximately 21% of the outstanding common stock and holds approximately 54% of the voting control

www.corecommunities.com Master-Planned Community Developer

23 Overview Core Communities has been a master-planned community developer since 1996. One of the leading master-planned community developers in the country Its St. Lucie West project, completed in 2006, was ranked as the 6th fastest selling master-planned community in 2003(1) TraditionTM Florida, an 8,200-acre community ranked the 8th fastest selling master-planned community in 2004 (1), is planned to ultimately feature up to 18,000 residences as well as 8.5 million square feet of commercial space including a commercial town center, a power center featuring big-box retailers, and a world-class corporate park (1) Source: Robert Charles Lesser & Co. Town Square, Tradition, FL Recently began development of TraditionTM Hilton Head, an approximate 5,400- acre parcel of land located near Hilton Head Island and Bluffton, South Carolina that is planned to ultimately include up to 9,500 residences and 1.5 million square feet of commercial space

24 Master-Planned Communities Port St. Lucie One of the Nation's fastest growing large cities(1) St. Lucie West Tradition, SC Acquired September, 2005 St. Lucie West Tradition, FL Tradition, Hilton Head Acquired September, 2005 Reported by U.S. Census Bureau for the periods ended July 1, 2004 and 2005.

25 Core Communities Land Inventory Community Saleable Acres Book Value / Acre Tradition, Florida 3,906 $31,000 Tradition, Hilton Head 2,811 $32,000 Total / Wtd. Avg. 6,717 $32,000 Note: Data as of June 30, 2007.

NYSE: BXG www.bluegreencorp.com

27 Overview Fifth largest publicly-held operator of vacation ownership resort properties(a) Ranked #57 on Forbes' 2005 list of the "The 200 Best Small Companies" Ranked #48 on Fortune's 2005 list of "America's 100 Fastest Growing Companies" Bluegreen was founded in 1966 and has two principal businesses: Developing and marketing time-share resorts Developing and marketing subdivided residential lots to retail customers Levitt Corporation currently owns approximately 9.5 million shares, or 31% of Bluegreen Solara Surfside Resort (Surfside, FL) Notes: (a) Vacation Ownership World, February 2007.

28 Nationwide growth strategies Expand sales distribution infrastructure Broaden property portfolio Leverage brand by expanding marketing channels Ongoing technological innovation Strengthen financing relationships Bluegreen Footprint Resorts and Communities Footprint Note: Hawaii and Puerto Rico resorts (2) not pictured. Resorts Communities New Resorts 2008

29 Bluegreen Resort Owner Expansion Growing Number of Resort Owners 18% CAGR 12/31/2005 12/31/2004 12/31/2003 12/31/2002 12/31/2006 171,000

www.stifel.com

31 History of Ryan Beck & Co. Founded in 1946 Full-service investment banking and brokerage firm Purchased in 1998 by BFC subsidiary, BankAtlantic Bancorp Acquired assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets Grew from 300 employees at time of acquisition to approximately 1,100 employees in 41 offices throughout the US as of December 31, 2006 Sold to Stifel Financial Corporation (NYSE: SF) in February 2007 Sale resulted in BankAtlantic Bancorp becoming Stifel's largest shareholder at 16% Stifel has over 3,000 employees and 171 offices located primarily throughout the Midwest and Mid-Atlantic regions. Overview BankAtlantic Bancorp acquired approximately 16% of Stifel Financial through sale of Ryan Beck & Co.

NASDAQ: BNHN / BNHNA www.benihana.com

33 Overview Founded in 1964, largest operator in United States of teppanyaki- style Japanese restaurants under the "Benihana" brand Operator of additional Asian-themed concepts primarily under HARU and RA Sushi brands Current restaurant operations: 60 Benihana (owned) 19 Benihana (franchised) 9 Haru (owned) 16 RA Sushi (owned) Benihana has embarked on a renovation program for it's core concept, Benihana, and expand its newer concept RA Sushi Benihana plans to open 7 to 11 new restaurants annually. BFC's Investment $20 million of convertible preferred stock purchased in 2 tranches in July 2004 and August 2005 Preferred stock has voting rights and 5% annual dividend Investment represents approximately 9% (at conversion price of $12.67 per share) of economic ownership and 18% of common stock vote

34 Increased company-wide comparable restaurant sales by 2.8% during the 12-week period ending 10/14/07 Accelerated roll-out of Benihana renovation program Targeting 10% - 20% first-year same store sales growth at remodeled units Opening 7 to 11 new restaurants per year Added $153 million of liquidity at holding company level through successful completion of Rights Offering on October 1, 2007 Expects value realization over time through master planned community land development subsidiary, Core Communities Substantial investment in Bluegreen Corporation Homebuilding subsidiary deconsolidated and undergoing liquidation through Chapter 11 process Positioned for growth with 3.6% deposit share in its Florida "footprint" markets(1) New branches provide potential for long-term growth Continued strategy of increasing low-cost deposits through sales culture, completion of branch development and maturation of newly-opened branches Significant focus on cost reductions & active management of legacy real estate loan portfolio Large investment in Stifel Financial Corporation Growing resort ownership count 18% annually since the end of 2002 Focusing sales efforts on higher margin upgrading of existing customers while acquiring new customers through new off-site sales offices and resorts Per Florida Bankers Association, 6/30/2006. Footprint markets consist of Broward, Palm Beach and Miami-Dade counties and Tampa Bay region. BFC Portfolio Companies

35 Investment Highlights Experienced management team with significant level of ownership in the company High levels of voting interest in the portfolio of assets Controlling voting interest in BankAtlantic Bancorp and Levitt Corporation 18% voting interest in Benihana 31% voting interest in Bluegreen (through Levitt) Key management and/or board positions - BankAtlantic, Levitt, Bluegreen and Benihana BFC structured with no material guarantees of obligations of key subsidiaries and currently has no outstanding debt Key assets located in Florida and Southeast region Value proposition: Key publicly-traded assets held by BFC trading at or near 48 month lows BFC trading at a discount to net asset value

www.bfcfinancial.com

Appendix

38 Stock Price Comparisons 2004 - 2007 Notes: Average share price for the period December 1, 2007 to December 31, 2007. Average price for Benihana's Common Stock (BNHN) and as such does not contain Class A Common Stock (BNHNA) trading data. Average price for BFC's Class A stock (BFF) and as such does not contain Class B (BFCFB) trading data. Levitt's historical average and highest prices since 12/31/03 have been adjusted for the recent rights offering. The adjustments were calculated by taking the historical market cap based on the pre-rights offering shares outstanding (19.9 million) at the unadjusted stock price, adding the $153.1 million of proceeds from the rights offering and dividing by the post-offering shares outstanding of 96.3 million shares. Levitt's unadjusted historical average and highest prices since 12/31/03 are $18.07 and $32.66, respectively. Company Current Prices(a) Avg. Prices since 12/31/03 Compared to Current Prices Highest Prices since 12/31/03 Compared to Current Prices $1.88 $5.31(d) $8.32(d) $4.31 $13.94 $19.28 $12.54(b) $14.53 $24.10 $7.00 $13.04 $24.68 $1.49(c) $6.76 $11.04

39 Notes: Numbers may not add due to rounding. Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See BFC's annual report on Form 10-K for period ended December 31, 2006 as well as its Form 10-K/A filed July 5, 2007 and Form 10-Q for the period ended September 30, 2007 available on our website at www.bfcfinancial.com. The BFC book value of the investment in BankAtlantic Bancorp is calculated by multiplying the shareholder's equity times BFC's percentage ownership. The book value, as shown above, was $111.2 million as of September 30, 2007 while the current average market value (December 1, 2007 - December 31, 2007) was $56.9 million. The BFC book value of the investment in Levitt Corporation is calculated by multiplying the shareholder's equity times BFC's percentage ownership. Based on the September 30, 2007 balance sheet adjusted for the Levitt Rights Offering completed October 1, 2007, the book value approximates $53.0 million while the current average market value (December 1, 2007 - December 31, 2007) was $37.5 million. Investment in Benihana carried at cost of $20.0 million or $12.67 per common share on an as-converted basis. The current average market value is $19.8 million, calculated as the average stock price for the period December 1, 2007 to December 31, 2007 of $12.54 per share times the number of shares owned of Common Stock on an as-converted basis (1,578,948 shares). Total value, including dividends is currently $22.7 million, with an indicated absolute return of 13% and an indicated annualized return of 5%. Cash and other assets at September 30, 2007 consists of cash and cash equivalents of $18.9 million, investment securities of $1.0 million, investment in venture partnerships of $0.9 million, investment in other subsidiaries of $1.6 million, loans receivable of $3.1 million, deposit in Levitt Corporation's rights offering of $33.0 and other assets of $1.7 million. For purposes of presenting the As-Adjusted 9/30/07 BFC Parent Company-Only Balance Sheet, the $33.0 million asset classified as a deposit in in Levitt Corporation's rights offering has been re-classified as an investment in Levitt Corporation to reflect the completion of Levitt's rights offering on October 1, 2007. The deferred tax liability is net of net operating loss carry forwards (NOL's). Deferred tax liability is calculated by subtracting BFC's original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.575%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold. BFC invested $33.2 million in the Levitt Corporation Rights Offering, completed October 1, 2007, and purchased 16.6 million additional LEV Class A shares. As-Adjusted balance sheet subject to possible future adjustment. Unaudited data. BFC Selected Financials Balance Sheet - BFC Parent Company - Only (a) ($ in Millions)

40 Notes: Numbers may not add due to rounding. Based on As-Adjusted September 30, 2007 balance sheet to account for effects of BFC's participation in Levitt's October 2007 rights offering. Market value of public holdings is based on the average prices of BBX ($4.31), LEV ($1.88), and BNHN ($12.54) for the period 12/1/2007 to 12/31/2007. Net Asset Value (NAV1) = the market value of BFC's securities in BBX, LEV and BNHN plus other assets at book value minus liabilities at book value. NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities of $15.3 million. BFC market capitalization is the average for the period 12/1/2007 to 12/31/2007 based on fully diluted shares outstanding of 45.1 million as of 11/2/07, adjusted for I.R.E. Realty Advisors et. al. transaction. Market capitalization for the same period based on basic shares outstanding (45.1 million shares) is $66.5 million. Using basic shares outstanding, NAV1 equals $2.58 per share which is $1.11 per share, or 75%, greater than the average share price for the period; NAV2 equals $2.92 per share which is $1.45 per share, or 98%, greater than the average share price for the period. Other assets Market value of public holdings (avg. 12/1/07 to 12/31/07) Def. tax liab. $141.4 Assets NAV1(a) NAV2(b) Market Cap(c) ($25.0) Liabilities BFC Net Asset Value vs. Market Cap (Dec. 2007) NAV1 compared to Market Cap (d) : +$49.9 or +75% NAV2 compared to Market Cap (d) : +$65.2 or +98% ($ in millions) Other liab.

BFC Share Price Compared to BFC Net Asset Value(d) (Dec. 2007)



NAV_2 per share (c)
$2.92
Δ = $1.45
98%
NAV_1 per share (b)
$2.58
Δ = $1.11
75%
Price per share (a)
$1.47
Discount to:
NAV_1 = (43%)
NAV_2 = (50%)

Notes:

Numbers may not add due to rounding

Based on As-Adjusted September 30, 2007 balance sheet to account for effects of BFC's participation in Levitt's October 2007 rights offering.

(a) Average share price for the period December 1, 2007 to December 31, 2007.

(b) Net Asset Value (NAV_1) = the market value of BFC's securities in BBX, LEV and BNHN plus other assets at book value minus liabilities at book value divided by fully diluted shares outstanding of 47.5 million as of November 2, 2007. Does not include 1.6 million additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. 5% Preferred Stock is convertible at $9.60 per share beginning on or after June 30, 2007 at the discretion of the holder.

(c) NAV_2 per share is the same calculation as NAV_1 excluding net deferred tax liabilities of $15.3 million as of September 30, 2007.

(d) Calculations in chart based on diluted shares outstanding (45.1 million shares). Using basic shares outstanding (45.1 million shares), NAV_1 equals $2.58 per share which is $1.11 per share, or 75%, greater than the average share price for the period; NAV_2 equals $2.92 per share which is $1.45 per share, or 98%, greater than the average share price for the period. The weighted average share price for Class A and Class B common stock (basic shares only) for the December 1, 2007 to December 30, 2007 period is $1.47 per share.

41

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